Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Amendment”) is entered into effective as of the 1st day of August, 2016 (the “Third Amendment Effective Date”), by and among Sunoco LP, a Delaware limited partnership (“Borrower”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and an LC Issuer, and the financial institutions parties hereto as Lenders (“Lenders”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of September 25, 2014 (as amended by that certain First Amendment to Credit Agreement and Increase Agreement dated as of as April 10, 2015 and that certain Second Amendment to Credit Agreement, dated as of December 2, 2015, and as otherwise amended, restated, supplemented or modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth below; and

WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter into this Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent, and the Lenders hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Existing Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 1.01 of the Existing Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall each read in full as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Cash” means money, currency or a credit balance in any deposit account maintained with a bank.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment” means that certain Third Amendment to Credit Agreement dated as of August 1, 2016, among the Borrower, Administrative Agent and the Lenders party thereto.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2 Amendment of Definition. Section 1.01 of the Existing Credit Agreement is hereby amended as follows:

(a) By amending the definition of “Cash Equivalents” by inserting the words “or the District of Columbia” immediately after the words “United States or any state therein” in clause (b).

(b) By amending and restating clause (1)(A) in the definition of “Consolidated EBITDA” to read in full as follows:

“(A) in good faith by the chief executive officer, chief financial officer, principal accounting officer or treasurer of the Borrower and”

(c) By amending the definition of “Consolidated Net Income” by (x) replacing the reference to “distributions” appearing in clause (e) with “Distributions” and (y) amending and restating clause (1)(A) to read in full as follows:

“(A) in good faith by the chief executive officer, chief financial officer, principal accounting officer or treasurer of the Borrower and”

(d) By amending the definition of “Defaulting Lender” by deleting the word “or” immediately before “(ii)” in clause (d) thereof and replacing the “;” immediately before the proviso at the end of clause (d) thereof with “or (iii) become subject to a Bail-In Action;”

(e) By amending and restating the definition of “FATCA” to read in full as follows:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing and any law or regulation adopted pursuant to any such intergovernmental agreement.

(f) By amending and restating the definition of “Fitch” to read in full as follows:

“Fitch” means Fitch Ratings, Inc. or any successor to the ratings business thereof.

(g) By amending the definition of “Guaranty” by replacing the reference to “Secured Parties” with “Administrative Agent and the other Secured Parties”.

(h) By amending and restating the definition of “Loan Documents” to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment and Increase Agreement, the Second Amendment, the Third Amendment, each Note, each Issuer Document, each Guaranty, each Collateral Document and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.19 of this Agreement, the Fee Letters, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters).

(i) By amending the definition of “Permitted Priority Debt” by (i) adding the words “, (xii) and (xiii)” immediately after the words “(i) through (x)” in clause (i) thereof and (ii) by adding the words “and (t)” immediately after the words “(a) through (r)”.

(j) By amending and restating the definition of “S&P” to read in full as follows:

“S&P” means Standard & Poor’s Ratings Services (a division of McGraw Hill, Inc.) or its successor.

(k) By amending the definition of “Subsidiary Guaranty” by replacing the reference to “Collateral Agent” with “Administrative Agent”.

(l) By amending the definition of “Term Loan Refinancing Indebtedness” by replacing the words “senior secured notes that will be secured by the Collateral” in the fifth line thereof with the words “senior secured notes that may be secured by the Collateral”.

1.3 Amendment of Section 2.03. Section 2.03 of the Existing Credit Agreement is hereby amended by inserting the following sentence immediately prior to the last sentence of such section:

“If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.”

1.4 Amendment of Section 5.10. Section 5.10 of the Existing Credit Agreement is hereby amended by amending and restating the third sentence to read in its entirety as follows:

“Except as disclosed in the Disclosure Schedule, no ERISA Affiliate is required to contribute to, or has any other absolute or contingent liability in respect of, any “multiemployer plan” as defined in Section 4001 of ERISA.”

1.5 Amendment of Section 6.01. Section 6.01 of the Existing Credit Agreement is hereby amended by replacing the words “by the chief financial officer” in clause (b) thereof with the words “by the chief executive officer, chief financial officer”.

1.6 Amendment of Section 6.07. Section 6.07 of the Existing Credit Agreement is hereby amended by replacing the reference to “Administrative Agent” with “Collateral Agent”.

1.7 Amendment of Section 7.01(a)(vi). Section 7.01(a)(vi) of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(vi) Indebtedness of any Person that becomes a Subsidiary after the date hereof, incurred prior to the time such Person becomes a Subsidiary, that is not created in contemplation of or in connection with such Person becoming a Subsidiary and that is not assumed or Guaranteed by any other Subsidiary (other than another Person becoming a Subsidiary at the same time as such acquisition); Indebtedness secured by a Lien on property acquired by a Subsidiary, incurred prior to the acquisition thereof by such Subsidiary, that is not created in contemplation of or in connection with such acquisition and that is not assumed or Guaranteed by any other Subsidiary (other than another Person becoming a Subsidiary at the same time as such acquisition); and any Permitted Refinancing Debt in respect thereof.”

1.8 Amendment of Section 7.01(b). Section 7.01(b) of the Existing Credit Agreement is hereby amended by deleting the “and” in clause (xi) thereof, replacing the “.” in clause (xii) thereof with “; and” and adding a new clause (xiii) at the end thereof to read in its entirety as follows:

“(xiii) Indebtedness issued by any Finance Co and unsecured Guarantees by the Subsidiary Guarantors of such Indebtedness or of any Indebtedness issued by the Borrower and any Permitted Refinancing Debt in respect thereof; provided that (A) immediately prior to and after giving effect to the issuance of such Indebtedness, the Borrower is in pro-forma compliance with Section 7.12, (B) such Indebtedness’ final scheduled maturity is no earlier than the latest Maturity Date, (C) such Indebtedness does not require any scheduled repayments, defeasance or redemption (or sinking fund therefor) of any principal amount thereof prior to final scheduled maturity (other than Indebtedness convertible into Equity Interests of the Borrower) and (D) immediately prior to and after giving effect to the issuance of such Indebtedness, no Event of Default shall have occurred and be continuing.”

1.9 Amendment of Section 7.02(q). Section 7.02(q) of the Existing Credit Agreement is hereby amended by replacing the reference to “Section 7.01(b)(xi)” with “Section 7.01(b)(x)”.

1.10 Amendment of Section 7.08. Section 7.08 of the Existing Credit Agreement is hereby amended by replacing the reference to “Section 7.01(a)(iv)” with “Section 7.01(a)(v)”.

1.11 Amendment of Section 7.10(b). Section 7.10(b) of the Existing Credit Agreement is hereby amended by inserting the words “Cash and” immediately before the words “Cash Equivalents” in clause (ii) thereof.

1.12 Amendment of Section 8.01(f). Section 8.01(f) of the Existing Credit Agreement is hereby amended by replacing the words “any the Borrower or any Subsidiary” with the words “any of the Borrower or any Subsidiary”.

1.13 Amendment of Section 9.10(a). Section 9.10(a) of the Existing Credit Agreement is hereby amended by amending and restating the third sentence and the portion of the fourth sentence immediately before clause (a) therein to read in their entirety as follows:

“Upon the request of the Borrower, in connection with any transaction otherwise permitted hereunder, the Administrative Agent is authorized to instruct the Collateral Agent, and the Collateral Agent is authorized, to release Collateral that is Disposed of (or whose owner ceases to be the Borrower or a Guarantor) and Guarantors that cease to be required to be Guarantors under the Loan Documents and to execute any intercreditor arrangements or amendments to the Collateral Documents to reflect the pari passu or junior nature of any Liens associated with Indebtedness permitted to be incurred (and so secured) hereunder, in each case, pursuant to a transaction permitted by this Agreement. Upon receipt of such request, the Administrative Agent shall and, to the extent applicable, shall instruct the Collateral Agent (and the Lenders (including in their capacities as a potential Cash Management Bank and a potential Hedge Bank) and the LC Issuer) irrevocably authorize the Collateral Agent and the Administrative Agent) to execute, deliver or acknowledge”

1.14 Amendment of Section 9.10(b). Section 9.10(b) of the Existing Credit Agreement is hereby amended by inserting the words “the Administrative Agent shall instruct the Collateral Agent to, and” immediately before the words “the Collateral Agent shall use reasonable efforts”.

1.15 Amendment of Section 10.14(b). Section 10.14(b) of the Existing Credit Agreement is hereby amended by inserting “SITTING IN NEW YORK COUNTY” after “THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK”.

1.16 Amendment to Article X. Article X of the Existing Credit Agreement is hereby amended by inserting a new Section 10.22 which shall read in full as follows:

“10.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

1.17 Amendment of Schedule 2 – Disclosure Schedule. The portion of Schedule 2 of the Existing Credit Agreement relating to Section 5.10 – ERISA is hereby deleted in its entirety and replaced with the information set forth on Schedule 5.10 attached hereto.

1.18 Amendment and Restatement of Schedule 7.07 – Transactions with Affiliates. Schedule 7.07 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 7.07 attached hereto.

Section 2. Conditions Precedent. The effectiveness of the amendments to the Existing Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1 Counterparts. Administrative Agent shall have received counterparts of this Amendment duly executed by Borrower, the Guarantors and the Majority Lenders.

2.2 Fees and Expenses. Borrower shall have paid to Administrative Agent all fees due and owing to Administrative Agent pursuant to or in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and the other Loan Documents in accordance with Section 10.04(a) of the Existing Credit Agreement.

2.3 No Default. No Default or Event of Default shall have occurred which is continuing.

Section 3. Representations and Warranties of Borrower. To induce the Lenders and Administrative Agent to enter into this Amendment, Borrower hereby represents and warrants to the Lenders and Administrative Agent as follows:

3.1 Reaffirmation of Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof after giving effect to the amendments set forth in Section 1 hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date.

3.2 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

3.3 Acknowledgment of No Defenses. As of the Third Amendment Effective Date, to the knowledge of the Borrower, Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.

Section 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified and affirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.3 Counterparts. This Amendment may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.

4.4 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.5 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6 Effectiveness. This Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or the Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Majority Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

4.7 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.8 Amendment. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

SUNOCO LP

By:	SUNOCO GP LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BANK OF AMERICA, N.A., as an LC Issuer, Swingline Lender and a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Denise Jones
Name:	Denise Jones
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

WELLS FARGO BANK, N.A., as an LC Issuer
and a Lender

By:	/s/ Larry Rubinson
Name:	Larry Rubinson
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

COMPASS BANK,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

THE BANK OF TOKYO-MITSUBISHI UFJ LTD.,
as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DNB CAPITAL LLC,
as a Lender

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

DNB CAPITAL LLC, as a Lender

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CITIBANK, N.A.,
as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Lorenz Meier
Name:	Lorenz Meier
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

DEUTSCHE BANK AG – NEW YORK BRANCH,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mehmet Barlas
Name:	Mehmet Barlas
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kyle T. Helfrich
Name:	Kyle T. Helfrich
Title:	Assistant Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Caleb Allen
Name:	Caleb Allen
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BMO HARRIS FINANCING, INC.,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

BNP PARIBAS,
as a Lender

By:	/s/ Joe Onischuk
Name:	Joe Onischuk
Title:	Managing Director

By:	/s/ Nicholas Anberree
Name:	Nicholas Anberree
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ING CAPITAL LLC,
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Hans Beekman
Name:	Hans Beekman
Title:	Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By:	/s/ Rayan Karim
Name:	Rayan Karim
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

NATIXIS,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

Each of the undersigned Guarantors (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Guaranty Agreement, dated as of September 25, 2014, each as amended, modified or supplemented) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED, ACKNOWLEDGED AND AGREED TO BY:

SUNOCO ENERGY SERVICES LLC
SUSSER PETROLEUM OPERATING COMPANY LLC
SUSSER PETROLEUM PROPERTY COMPANY LLC
SUSSER HOLDINGS CORPORATION
SUNOCO FINANCE CORP.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

STRIPES HOLDINGS LLC
SUSSER HOLDINGS, L.L.C.
STRIPES LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

MID-ATLANTIC CONVENIENCE STORES, LLC
SOUTHSIDE OIL, LLC
MACS RETAIL LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP

ALOHA PETROLEUM LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO RETAIL, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SUNOCO, LLC

By:	/s/ Thomas R. Miller
Name:	Thomas R. Miller
Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

SUNOCO LP